UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2014

TF FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-24168	74-2705050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Penns Trail, Newtown, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (215) 579-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TF FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On June 3, 2014, TF Financial Corporation (“TF Financial”), the parent company of 3rd Fed Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with National Penn Bancshares, Inc. (“National Penn”), the parent company of National Penn Bank, pursuant to which TF Financial will merge with and into National Penn (the “Merger”). As part of the transaction, 3rd Fed Bank will also merge with and into National Penn Bank.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each outstanding share of common stock of TF Financial will be automatically converted into and exchangeable for the right to receive either: (i) $42.00 in cash (the “Cash Consideration”), or (ii) 4.22 shares of the Company’s common stock with cash being paid in lieu of fractional shares (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”). The Merger Agreement provides that 60% of the outstanding shares of TF Financial common stock will be converted into Stock Consideration and 40% of the outstanding shares of TF Financial common stock will be converted into Cash Consideration. Each shareholder of TF Financial will be entitled to elect the number of shares of TF Financial common stock held by such shareholder that will be exchanged for the Stock Consideration or the Cash Consideration subject to proration in the event that a selected form of consideration is over-elected.

The Merger Agreement contains customary representations, warranties and covenants from both TF Financial and National Penn. Among other covenants, TF Financial has agreed: (i) to convene and hold a meeting of its shareholders to consider and vote upon the Merger, (ii) that, subject to certain exceptions, the board of directors of TF Financial will recommend the approval of the Merger and the Merger Agreement by its shareholders, and (iii) not to (A) solicit alternative third-party acquisition proposals or, (B) subject to certain exceptions, conduct discussions concerning or provide confidential information in connection with any alternative third-party acquisition proposal.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the Merger by the shareholders of TF Financial. The Merger Agreement contains provisions that provide for the termination of the Merger Agreement in certain circumstances, and such provisions may require TF Financial to pay to National Penn a termination fee of $4.0 million.

The Merger Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about TF Financial, National Penn or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other party to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by TF

Financial or National Penn. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of TF Financial or National Penn.

In addition, each of the directors and named executive officers of TF Financial have entered into a Letter Agreement with National Penn pursuant to which each such director and named executive officer has agreed to vote all shares of TF Financial common stock held by such individual in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby (collectively, the “Letter Agreements”).  A form of the Letter Agreements is attached hereto as Exhibit 99.1.

As part of the transaction, Kent C. Lufkin, President and Chief Executive Officer of TF Financial and 3rd Fed Bank, has entered into a Consulting and Noncompetition Agreement (the “Consulting Agreement”) with National Penn and National Penn Bank.  Pursuant to the terms of the Consulting Agreement, for a period of one year from the effective time of the Merger, Mr. Lufkin will serve as a consultant and provide advice, counsel and other services to National Penn and its subsidiaries.  In addition, Mr. Lufkin has agreed, in certain circumstances and capacities, not to compete with National Penn or any of its subsidiaries for a period of 18 months following the effective time of the Merger.  Mr. Lufkin will receive the payments and benefits as described in full detail in the Consulting Agreement.  A copy of the Consulting Agreement is attached hereto as Exhibit 10.1.

The foregoing summaries of the Merger Agreement, the Letter Agreements and the Consulting Agreement are not complete and are qualified in their entirety by reference to the complete text of such documents, which are filed as Exhibit 2.1, Exhibit 99.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference in their entirety.

Section 8 – Other Events

Item 8.01                      Other Events.

On June 4, 2014, TF Financial and National Penn issued a joint press release announcing the Merger Agreement.  A copy of the press release and supplemental dta to the joint press release are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference in their entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

2.1	Agreement and Plan of Merger by and between National Penn Bancshares, Inc. and TF Financial Corporation, dated as of June 3, 2014

10.1	Consulting Agreement by and among National Penn Bancshares, Inc., National Penn Bank and Kent C. Lufkin, dated as of June 3, 2014

99.1	Form of Letter Agreements

99.2	Joint Press Release dated June 4, 2014

99.3	Supplemental Data to the Joint Press Release dated June 4, 2014

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction, National Penn will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of TF Financial, and a Prospectus of National Penn, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about National Penn and TF Financial, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from National Penn at www.nationalpennbancshares.com under the heading “Documents/SEC Filings” or from TF Financial by accessing TF Financial’s website at www.3rdfedbank.com under the section “Investor Relations” and under the heading “SEC Filings.”

National Penn and TF Financial and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TF Financial in connection with the proposed merger. Information about the directors and executive officers of National Penn is set forth in the proxy statement for National Penn’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 12, 2014. Information about the directors and executive officers of TF Financial is set forth in the proxy statement for TF Financial’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 26, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed Merger when it becomes available.  Free copies of this document may be obtained, when available, as described in the preceding paragraph.

Forward-looking Statements

Certain statements contained in this filing may be considered forward-looking statements. These forward-looking statements may include: statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Neither National Penn nor TF Financial assume any duty and do not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that National Penn or TF Financial anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, National Penn’s and TF Financial’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors and risks referenced from time to time in National Penn’s and TF Financial’s filings with the Securities and Exchange Commission. For any forward-looking statements made in this filing or in any documents, National Penn and TF Financial claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TF FINANCIAL CORPORATION

Date:	June 3, 2014	By:	/s/ Kent C. Lufkin
Kent C. Lufkin
President and Chief Executive Officer
(Duly Authorized Representative)